UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2012

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11689	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200 Minneapolis, Minnesota		55402-3232
(Address of principal executive offices)		(Zip Code)

(612) 758-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 16, 2012, Fair Isaac Corporation (“FICO”) and Fair Isaac Software Holdings Limited, a wholly owned subsidiary of FICO, (“FICO Holdings”) entered into an Equity Purchase Agreement with Adeptra Limited (“Adeptra”), an English limited liability company, the executing shareholders of Adeptra and Shareholder Representative Services, LLC as representative to the executing shareholders. Pursuant to the Equity Purchase Agreement, FICO Holdings will acquire all the outstanding equity interests of Adeptra for $115 million in cash, subject to typical post-closing adjustments. Consummation of the transaction is expected in September 2012, upon satisfaction of customary closing conditions.

The foregoing summary of the Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Purchase Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release and conference call slides announcing the execution of the Equity Purchase Agreement is attached to this report as Exhibits 99.1 and 99.2. The information contained in Exhibits 99.1 and 99.2 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Equity Purchase Agreement, dated as of August 16, 2012, among Fair Isaac Software Holdings Limited, Adeptra Limited, the Executing Shareholders of Adeptra Limited, Shareholder Representative Services, LLC as Representative to the Executing Shareholders and Fair Isaac Corporation as Guarantor (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

99.1	Press Release, dated August 16, 2012, issued by Fair Isaac Corporation

99.2	Slides for August 17, 2012 Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION

By	/s/ Mark R. Scadina
Mark R. Scadina
Executive Vice President, General Counsel and Secretary

Date: August 17, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1	Equity Purchase Agreement, dated as of August 16, 2012, among Fair Isaac Software Holdings Limited, Adeptra Limited, the Executing Shareholders of Adeptra Limited, Shareholder Representative Services, LLC as Representative to the Executing Shareholders and Fair Isaac Corporation as Guarantor (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

99.1	Press Release, dated August 16, 2012, issued by Fair Isaac Corporation

99.2	Slides for August 17, 2012 Conference Call

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